Exhibit 10.4

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

SECOND AMENDMENT TO SUPPLY AGREEMENT

THIS AMENDMENT is entered into this 22nd day of August, 2014, by and between Gnosis Bioresearch srl., a subsidiary fully owned company by GNOSIS SPA organized under the laws of Italy whose head office is located at Via Pomarico, 75010 Pisticci Scalo (MT), Italy, which is registered in the Commercial Register of Matera under No. 01023770777 (“Gnosis”), and Durata Therapeutics International B.V., a company registered in the Netherlands, with offices at Spaces Zuidas II, Barbara Strozzliaan 101, 1083 HN Amsterdam, the Netherlands (“Durata”) (collectively the “Parties”).

WHEREAS, on June 12, 2012, the Parties executed a Supply Agreement (hereinafter “the Agreement”) concerning the manufacture and supply by Gnosis of certain products for and to Durata; and

WHEREAS, on August 29, 2013, the Parties executed a First Amended Agreement; and

WHEREAS, pursuant to Section 15, 4 of the Agreement, the Parties desire to memorialize certain amendments to the Agreement which will form the Second Amended Agreement.

NOW, THEREFORE, the Parties mutually agree to amend the Agreement as follows:

1.	Section 10.1 is amended to read: “Term. This Agreement shall come into effect upon signature of this Agreement and shall continue, unless otherwise terminated pursuant to Section 10.2 or by mutual agreement between the Parties until the fifth (5) anniversary of the Effective Date (the “Initial Term”). Thereafter, this Agreement shall automatically extend for additional terms of two (2) years (each, a “Renewal Term” and the Renewal Term(s) together with the Initial Term, the “Term”) unless either Party provides the other Party written notice of its intent not to renew this Agreement at least twenty four (24) months prior to the end of the then applicable.”

2.	EXHIBIT 4.1 is replaced by “AMENDED EXHIBIT 4.1” (attached).

The complete Second Amended Supply Agreement and exhibits thereto, incorporating the foregoing amendments, are attached hereto.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby as of the date of the date first indicated above, have each executed this Amendment to the Agreement.

Durata Therapeutics, International, B.V.	Gnosis S.p.A.

/s/ Corey Fishman	/s/ Renzo Berna
Signature	Signature

Corey Fishman	Renzo Berna
Printed Name	Printed Name

Director	M.D.
Title	Title

8/22/14	22/08/14
Date	Date

AMENDED EXHIBIT 4.1

MINIMUM ANNUAL BINDING VOLUMES AND SUPPLY PRICES

Year 1-2014:

Q1/Q2	—	Minimum of at least [**] Kg (already shipped/invoiced; [**])
Q3/Q4	—	Minimum incremental quantities of at least [**] Kg ([**] batches)

—	Pricing according to schedule below
—	The minimum incremental quantity range will be adjusted based on actual Gnosis production and batch yields from next [**] batches (including [**]); the minimum range will be adjusted downward accordingly if Gnosis is unable to complete [**] additional batches by yearend 2014
—	Product will be invoiced only upon full release by Gnosis QP and completed transfer of all related batch documentation to Durata

—	Incremental batches in Q3/Q4 will be invoiced based upon the total actual weights produced; and only invoices for the first [**] incremental batches (including [**]) will be paid [**], if produced/released as expected; and invoices for any additional incremental batches must be paid by [**]

Year 2-2015:		Minimum of at least [**] Kg

	—	Pricing according to schedule below
	—	Product will be invoiced only upon full release by Gnosis QP, completed transfer of all related batch documentation to Durata, and Durata review/shipment authorization

Year 3-2016:		Minimum of at least [**] Kg

	—	Pricing according to schedule below
	—	Product will be invoiced only upon full release by Gnosis QP, completed transfer of all related batch documentation to Durata, and Durata review/shipment authorization
	—	Minimum quantities to be discussed and revised, as necessary, no later than [**]

Years 4[**]:             Gnosis is the Main Supplier for the first [**] years of Product supply [**]. Main Supplier for the remaining years [**] will be reconfirmed by [**].

Annual Product Reference Pricing:

From [**] Kg to [**]Kg	Euro [**]/kg (In Year [**], price applicable for first [**] Kg)

From >[**]Kg to [**] Kg	[**]% off (For Year [**], discount applicable after >[**]Kg)

From >[**] Kg to [**] Kg	[**]% off

Above >[**] Kg	[**]% off